CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE CORPORATE BOND FUND

Servicing Class (CNCIX)

Class N (CCBAX)

Supplement dated March 23, 2020, to the

Summary Prospectus dated January 31, 2020, and the

Prospectus dated January 31, 2020

The Fund’s after-tax returns have been revised. The table on page 5 of the Summary Prospectus and on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ended December 31, 2019. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	5.74%	1.98%	2.39%
Return After Taxes on Distributions(1)	4.76%	1.15%	1.48%
Return After Taxes on Distributions and Sale of Fund Shares(2)	3.39%	1.14%	1.49%
Class N
Return Before Taxes	5.37%	1.69%	2.13%
Bloomberg Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index (Reflects no deduction for fees, expenses or taxes)	6.18%	2.58%	2.91%

(1)	The Return After Taxes on Distributions for the periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been -0.65%, 0.28% and 0.1.79% for the one-, five- and ten-year periods, respectively.
(2)	The Return After Taxes on Distributions and Sale of Fund Shares for the periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been 0.10%, 0.49%, and 1.77% for the one-, five- and ten-year periods, respectively.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SM-007-1500